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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                             _____________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  November 12, 1997


                    SECURITY ASSOCIATES INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)



    Delaware                      0-20870                             87-0467198
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    (State or Other Jurisdiction  (Commission                (IRS Employer
          of Incorporation)       File Number)               Identification No.)




2101 S. Arlington Heights Road, Suite 100, Arlington Heights, IL      60005-4142
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(Address of Principal Executive Offices)                              (Zip Code)




Registrant's telephone number, including area code (847) 956-8650
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ITEM 5.  OTHER EVENTS.


     On November 12, 1997, TJS Partners, L.P. exercised a warrant to purchase 15,000 shares of the Company's Convertible Preferred Stock, at a purchase price of $250.00 per share for a total purchase price of $3,750,000.

     On November 12, 1997, TJS Partners, L.P. exercised options to purchase 8,761.55 shares of the Company's Convertible Preferred Stock, at an average purchase price of $64.35 per share for a total purchase price of $563,829.

     Each share of Convertible Preferred Stock is convertible into 100 shares of the Company's Common Stock, $.001 par value.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          SECURITY ASSOCIATES INTERNATIONAL, INC.




Date:  December 2, 1997             /s/ Daniel S. Zittnan
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                                    Daniel S. Zittnan
                                    Vice President, Chief Financial Officer